                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-A/A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                            DOMINION RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                  VIRGINIA                         54-1229715
          (State of incorporation or      (I.R.S. employer identification
               organization)                          number)

            120 TREDEGAR STREET, RICHMOND, VIRGINIA         23219
           (Address of principal executive offices)       (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-93187

Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of each exchange on which
    Title of each class to be so registered    each class is to be registered
    ---------------------------------------    ------------------------------
       Premium Income Equity Securities           New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The information set forth in the section entitled "Description of the PIES" in the Company's prospectus supplement, dated October 5, 2000 (the "Prospectus Supplement"), to the Company's prospectus, dated January 6, 2000 (the "Prospectus"), filed on October 6, 2000 with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference. The Prospectus Supplement and the Prospectus are part of the Company's Registration Statement on Form S-3 (Registration No. 333-93187).


ITEM 2.    EXHIBITS.


   1.  The Prospectus Supplement and the Prospectus      Incorporated herein by reference to the Company's
                                                         Prospectus Supplement and the Prospectus filed with the
                                                         SEC on October 6, 2000 pursuant to Rule 424(b)(5) under
                                                         the Securities Act.

   2.  Form of Purchase Contract Agreement               Incorporated by reference to Exhibit 4.3 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   3.  Form of Certificate Evidencing Corporate PIES     Incorporated by reference to Exhibit 4.3 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   4.  Form of Certificate Evidencing Treasury PIES      Incorporated by reference to Exhibit 4.3 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   5.  Form of Senior Indenture                          Incorporated by reference to Exhibit 4(iii) to the
                                                         Company's Registration Statement on Form S-3
                                                         (Registration No. 333-93187).

   6.  Form of Seventh Supplemental Indenture            Incorporated by reference to Exhibit 4.2 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   7.  Form of Senior Note                               Incorporated by reference to Exhibit 4.2 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   8.  Form of Pledge Agreement                          Incorporated by reference to Exhibit 4.4 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

   9.  Form of Remarketing Agreement                     Incorporated by reference to Exhibit 4.5 to the Company's
                                                         Form 8-K Filed October 12, 2000 (File No. 001-08489).

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 Dominion Resources, Inc.



                                  /s/  G. Scott Hetzer
                                 ---------------------
                                 Name: G. Scott Hetzer
                                 Title: Senior Vice President
                                        and Treasurer


Dated:  October 11, 2000